UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-09925

                             Golden Gate Fund, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                     100 Larkspur Landing Circle, Suite 102
                              Larkspur, CA  94939
                              -------------------

              (Address of principal executive offices) (Zip code)

                                 Bruce J. Raabe
                             Collins & Company, LLC
                     100 Larkspur Landing Circle, Suite 102
                              Larkspur, CA  94939
                              -------------------

                    (Name and address of agent for service)

                                 (415) 925-4000
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  June 30

Date of reporting period: 06/30/2004

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

ANNUAL REPORT                                                     JUNE 30, 2004

                            (GOLDEN GATE FUND LOGO)
              A MUTUAL FUND INVESTING IN GREAT BAY AREA COMPANIES

Dear Fellow Shareholders:

  We are pleased to celebrate our fourth year at the Golden Gate Fund. During the last twelve months, the equity markets benefitted from the long-awaited global economic recovery. This recovery resulted in a one-year return for the Fund of +19.34% (fiscal year ending 6/30/2004). Our performance bettered the S&P 500's return of 19.11% for the second consecutive fiscal year, a feat which we are very proud of. Our performance trailed our local benchmark - the technology focused Bloomberg San Francisco Index. Though we always strive to perform better than our local benchmark, we rely on an investment approach that not only focuses on the appreciation potential of equities, but also, and sometimes even more importantly, on the potential downside risk. Our value-based approach, which has proven highly successful versus our benchmark over the life of the Fund, precluded us from investing in some of the more volatile (and inherently risky) stocks which drove the benchmark's performance. We remain disciplined in our management philosophy and believe our balanced approach is the most appropriate for our shareholders.

  Our research continues to focus on the San Francisco Bay Area - our biggest competitive advantage. We remain true to our investment process. Through diligent research, we locate undervalued companies headquartered in the San Francisco Bay Area with the following characteristics: a sustainable business model, a growing enterprise of both revenues and profits, and an accountable management team. The following pages of this report provide details on our highly diversified portfolio (18 market sectors). Our continued focus on diversification is vital as we seek to maximize risk-adjusted return for our shareholders.

  Recently, Fed Chairman Alan Greenspan spoke before the Senate Banking Committee. On the economy, the Chairman said, "Economic developments in the United States have generally been quite favorable in 2004, lending increased support to the view that the expansion is self-sustaining. Not only has economic activity quickened, but the expansion has become more broad-based and has produced notable gains in employment." This statement by the chairman is consistent with our current national, as well as, local view on the economy. Historically low interest rates remain a powerful incentive for business spending. This combined with an improving labor environment, a sharply improving Asian economy, historically low inventory levels and high consumer and investor liquidity gives us reason to be optimistic. While short-term concerns may cloud investors' minds over the remainder of 2004, the Bay Area investment landscape remains fruitful.

  In summary, we are devoted to the careful management of your investment. We are very pleased with our performance over the past fiscal year and we look forward to the year ahead. We invite you to contact us anytime.

Thank you for your interest,

/s/Bruce Raabe

Bruce Raabe, CFA
President & Shareholder

                                          SINCE        ANNUALIZED
                            ONE         INCEPTION        SINCE
                            YEAR         6/30/00       INCEPTION
                            ----        ---------      ----------
  GOLDEN GATE
    FUND                   19.34%        -21.00%         -5.72%
  BLOOMBERG
    SAN FRANCISCO
    INDEX                  33.57%        -43.22%        -13.19%

                             www.GoldenGateFund.com
                           Toll free: (877) 785-5443

                             GOLDEN GATE FUND, INC.
                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The factors materially affecting Fund performance in order of magnitude were:
(1) Market Conditions, (2) Sector Allocation and (3) Security Selection.

Market Conditions
-----------------

  Market conditions for Bay Area companies improved dramatically over what was an already successful 2003 period. For the one-year period ending June 30, 2004 the Bloomberg San Francisco(R) Index finished with a 33.57% gain. In the second half of 2003, the Bay Area economy was slow to take part in the national economic recovery due to the systematic undoing of the financial excess created in the late 90's. This slow recovery picked up some needed momentum early in the year as the labor market began to improve and corporate spending showed signs of revival. This recovery was evident in the stock prices of many of the Bay Area market leaders. While some excess operating capacity remained, the improving Bay Area economy rewarded equity investors.

Sector Allocation
-----------------

  During the past twelve months, bellwether companies within the technology and telecommunication industries provided the above-average performance of our benchmark. Our focus on portfolio diversification as well as our value-driven investment style resulted in our being underweighted in these volatile areas. These stocks were very strong over the period, and while we owned some of them, we didn't own them all. We maintain the high valuations - particularly compared to stocks outside the fore mentioned industries - are a result of overly enthusiastic investor psychology rather than fundamental value. Our approach tends to steer us away from many of the "fad" stocks in favor of stocks with identifiable valuation metrics.

Security Selection
------------------

  Securities in the Fund are selected based on current and expected financial performance in relation to relative valuation. More information about security selection criteria is available in the Fund prospectus.

  Substantially above-average performing selections:                       Substantially below-average performing selections:
  --------------------------------------------------                       --------------------------------------------------
  ChevronTexaco Corp.            NetScreen Tech., Inc.*<F1>                Cost Plus, Inc.            Leapfrog Ent., Inc.
  The Cooper Companies, Inc.     The PMI Group, Inc.                       Fair Isaac Corp.           Maxtor Corp.
  Electronic Arts Inc.           The Robert Mondavi Corp.*<F1>             IMPAC Medical Systems      SanDisk Corp.
  Exponent, Inc.*<F1>            Simpson Manufacturing Co., Inc.*<F1>      Intel Corp.                UTStarcom, Inc.
  Golden West Financial Corp.    UCBH Holdings, Inc.*                      Intuit Inc.                Zoran Corp.*<F1>

  *<F1>  No longer in the Fund

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
GOLDEN GATE FUND, STANDARD & POOR'S 500 INDEX, AND BLOOMBERG SAN FRANCISCO INDEX

                                   Standard & Poor's         Bloomberg San
    Date      Golden Gate Fund     500 Index(1)<F3>     Francisco Index(2)<F4>
    ----      ----------------     ----------------     ----------------------
  6/30/2000       $10,000              $10,000                 $10,000
  9/30/2000        $9,593               $9,903                  $8,928
 12/31/2000        $8,126               $9,128                  $6,592
  3/31/2001        $7,139               $8,046                  $4,927
  6/30/2001        $8,053               $8,517                  $5,473
  9/30/2001        $6,153               $7,267                  $3,931
 12/31/2001        $7,073               $8,044                  $5,051
  3/31/2002        $7,299               $8,066                  $5,021
  6/30/2002        $6,146               $6,985                  $3,843
  9/30/2002        $5,066               $5,778                  $2,951
 12/31/2002        $5,646               $6,266                  $3,431
  3/31/2003        $5,326               $6,068                  $3,388
  6/30/2003        $6,619               $7,003                  $4,251
  9/30/2003        $7,020               $7,188                  $4,788
 12/31/2003        $7,860               $8,064                  $5,629
  3/31/2004        $7,887               $8,200                  $5,494
  6/30/2004        $7,900               $8,341                  $5,678

                          Average Annual Total Return

                    1-Year              Since Inception*<F2>
                    ------              --------------------
                    19.34%                     -5.72%

*<F2>  June 30, 2000

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results.  The investment return and principal value of an
------------------------
investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.goldengatefund.com. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.
(2)<F4> The Bloomberg San Francisco Index is a capitalization-weighted index designed to measure the performance of the San Francisco economy. All of the index members are headquartered in the San Francisco area and have a minimum market capitalization of $10 million.

                             GOLDEN GATE FUND, INC.

                        TOP TWENTY COMMON STOCK HOLDINGS

     1.  The Cooper Companies, Inc.     11.  ChevronTexaco Corp.
     2.  McKesson Corp.                 12.  Chiron Corp.
     3.  The PMIGroup, Inc.             13.  Electronic Arts Inc.
     4.  Netflix Inc.                   14.  Williams-Sonoma, Inc.
     5.  UTStarcom, Inc.                15.  WebEx Communications, Inc.
     6.  Intel Corp.                    16.  Clorox Co.
     7.  Fair Isaac Corp.               17.  Wells Fargo & Co.
     8.  The Gap, Inc.                  18.  Golden West Financial Corp.
     9.  Oracle Corp.                   19.  Sonic Solutions
    10.  Cisco Systems Inc.             20.  SanDisk Corp.

                                INDUSTRY GROUPS

                    SOFTWARE                           16.1%
                    RETAIL                             12.9%
                    COMPUTERS                           8.8%
                    INTERNET                            7.3%
                    HEALTHCARE-PRODUCTS                 4.7%
                    COMMERCIAL SERVICES                 4.0%
                    INSURANCE                           4.0%
                    TELECOMMUNICATIONS                  3.8%
                    SEMICONDUCTORS                      3.8%
                    NETWORKING PRODUCTS                 3.5%
                    BIOTECHNOLOGY                       3.5%
                    OIL & GAS PRODUCERS                 3.5%
                    HOUSEHOLD PRODUCTS/WARE             3.3%
                    BANKS                               3.2%
                    SAVINGS & LOANS                     3.1%
                    ELECTRONICS                         3.1%
                    FOOD-RETAIL                         3.0%
                    TOYS/GAMES/HOBBIES                  2.9%
                    CASH                                2.9%

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2004

SHARES OR
PRINCIPAL
 AMOUNT                                                   COST         VALUE
---------                                                 ----         -----
LONG-TERM INVESTMENTS - 97.1% (A)<F6>

COMMON STOCKS - 94.2% (A)<F6>

           BANKS - 3.2%
  1,500    Wells Fargo & Co.                           $   65,067   $   85,845

           BIOTECHNOLOGY - 3.5%
  2,100    Chiron Corp.*<F5>                              100,607       93,744

           COMMERCIAL SERVICES - 4.0%
  3,200    McKesson Corp.                                  97,938      109,856

           COMPUTERS - 8.8%
  4,000    Hewlett-Packard Co.                             91,709       84,400
 10,500    Maxtor Corp.*<F5>                              100,220       69,615
  3,900    SanDisk Corp.*<F5>                             107,722       84,591
                                                       ----------   ----------
                                                          299,651      238,606

           ELECTRONICS - 3.1%
  4,000    Sonic Solutions*<F5>                            73,752       85,000

           FOOD-RETAIL - 3.0%
  3,200    Safeway Inc.*<F5>                              109,049       81,088

           HEALTHCARE-PRODUCTS - 4.7%
  2,000    The Cooper
             Companies, Inc.                               44,043      126,340

           HOUSEHOLD PRODUCTS/WARE - 3.3%
  1,650    Clorox Co.                                      70,681       88,737

           INSURANCE - 4.0%
  2,500    The PMI Group, Inc.                             83,447      108,800

           INTERNET - 7.3%
  3,000    Netflix Inc.*<F5>                               87,793      107,850
  4,200    WebEx
             Communications, Inc.*<F5>                     84,126       91,392
                                                       ----------   ----------
                                                          171,919      199,242

           NETWORKING PRODUCTS - 3.5%
  4,000    Cisco Systems Inc.*<F5>                         95,848       94,800

           OIL & GAS PRODUCERS - 3.5%
  1,000    ChevronTexaco Corp.                             81,304       94,110

           RETAIL - 12.9%
  2,600    Cost Plus, Inc. -
             California*<F5>                              100,231       84,370
  4,000    The Gap, Inc.                                   76,960       97,000
  2,800    Ross Stores, Inc.                               52,564       74,928
  2,800    Williams-Sonoma, Inc.*<F5>                      73,903       92,288
                                                       ----------   ----------
                                                          303,658      348,586

           SAVINGS & LOANS - 3.1%
    800    Golden West
             Financial Corp.                               45,785       85,080

           SEMICONDUCTORS - 3.8%
  3,700    Intel Corp.                                    111,289      102,120

           SOFTWARE - 16.1%
  1,700    Electronic Arts Inc.*<F5>                       53,369       92,735
  2,925    Fair Isaac Corp.                                99,045       97,636
  5,000    IMPAC Medical
             Systems, Inc.*<F5>                           109,620       73,150
  2,000    Intuit Inc.*<F5>                                90,405       77,160
  8,000    Oracle Corp.*<F5>                               95,200       95,440
                                                       ----------   ----------
                                                          447,639      436,121

           TELECOMMUNICATIONS - 3.8%
  3,450    UTStarcom, Inc.*<F5>                           121,141      104,363

           TOYS/GAMES/HOBBIES - 2.6%
  3,600    Leapfrog
             Enterprises, Inc.*<F5>                        89,248       71,604
                                                       ----------   ----------
           Total common stocks                          2,412,066    2,554,042

REITS - 2.9% (A)<F6>
  2,700    Bedford Property
             Investors, Inc.                               78,246       78,948
                                                       ----------   ----------
           Total long-term
             investments                                2,490,312    2,632,990

SHORT-TERM INVESTMENTS - 3.0% (A)<F6>

           VARIABLE RATE DEMAND NOTE - 3.0%
$81,013    U.S. Bank, N.A., 1.11%                          81,013       81,013
                                                       ----------   ----------
           Total short-term
             investments                                   81,013       81,013
                                                       ----------   ----------
           Total investments                           $2,571,325    2,714,003
                                                       ----------
                                                       ----------
           Liabilities, less cash and
             receivables (0.1%) (A)<F6>                                 (2,958)
                                                                    ----------
           NET ASSETS                                               $2,711,045
                                                                    ----------
                                                                    ----------
           Net Asset Value Per Share
           ($0.0001 par value 1,000,000,000
           shares authorized), offering
           and redemption price
           ($2,711,045 / 228,685
           shares outstanding)                                      $    11.85
                                                                    ----------
                                                                    ----------

  *<F5>   Non-income producing security.
(a)<F6>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2004

INCOME:
   Dividends                                                          $ 27,866
   Interest                                                              1,308
                                                                      --------
       Total Income                                                     29,174
                                                                      --------

EXPENSES:
   Transfer agent fees                                                  37,255
   Management fees                                                      26,140
   Administrative services                                              20,175
   Professional fees                                                    19,428
   Distribution fees                                                     6,535
   Printing and postage expense                                          5,038
   Custodian fees                                                        4,574
   Registration fees                                                     3,030
   Board of Directors fees                                               2,750
   Insurance                                                             1,994
   Other expenses                                                        2,894
                                                                      --------
       Total expenses before reimbursement                             129,813
   Less expenses assumed by adviser                                    (78,769)
                                                                      --------
       Net expenses                                                     51,044
                                                                      --------
NET INVESTMENT LOSS                                                    (21,870)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       381,600
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                        85,750
                                                                      --------
NET GAIN ON INVESTMENTS                                                467,350
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $445,480
                                                                      --------
                                                                      --------

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Years Ended June 30, 2004 and June 30, 2003

                                                                                        2004           2003
                                                                                        ----           ----
OPERATIONS:
   Net investment loss                                                               $  (21,870)    $  (24,499)
   Net realized gain (loss) on investments                                              381,600       (442,922)
   Change in unrealized appreciation on investments                                      85,750        636,002
                                                                                     ----------     ----------
       Net increase in net assets resulting from operations                             445,480        168,581
                                                                                     ----------     ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (14,949 and 25,150 shares, respectively)                 171,036        209,300
   Cost of shares redeemed (20,811 and 25,758 shares, respectively)                    (235,505)      (215,446)
                                                                                     ----------     ----------
       Net decrease in net assets derived from Fund share activities                    (64,469)        (6,146)
                                                                                     ----------     ----------
       TOTAL INCREASE                                                                   381,011        162,435
NET ASSETS AT THE BEGINNING OF THE YEAR                                               2,330,034      2,167,599
                                                                                     ----------     ----------
NET ASSETS AT THE END OF THE YEAR                                                    $2,711,045     $2,330,034
                                                                                     ----------     ----------
                                                                                     ----------     ----------

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout each year)

                                                                                   YEARS ENDED JUNE 30,

                                                                    2004           2003           2002           2001+<F7>
                                                                    ----           ----           ----           ---------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $ 9.93         $ 9.22         $12.08           $15.00
Income from investment operations:
   Net investment loss (a)<F8>                                      (0.09)         (0.11)         (0.12)           (0.13)
   Net realized and unrealized gain (loss) on investments            2.01           0.82          (2.74)           (2.79)
                                                                   ------         ------         ------           ------
Total from investment operations                                     1.92           0.71          (2.86)           (2.92)
                                                                   ------         ------         ------           ------
Net asset value, end of year                                       $11.85         $ 9.93         $ 9.22           $12.08
                                                                   ------         ------         ------           ------
                                                                   ------         ------         ------           ------

TOTAL RETURN                                                        19.34%          7.70%        (23.68%)         (19.47%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                                2,711          2,330          2,168            2,498
Ratio of expenses (after reimbursement)
  to average net assets (b)<F9>                                      1.95%          1.95%          1.95%            1.95%
Ratio of net investment loss
  to average net assets (c)<F10>                                    (0.84%)        (1.25%)        (1.18%)          (1.02%)
Portfolio turnover rate                                             86.93%         64.46%        114.76%           89.26%

   +<F7>   Commencement of operations July 1, 2000.
 (a)<F8> Net investment loss per share is calculated using average shares outstanding.
 (b)<F9> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 4.96%, 6.44%, 4.33% and 4.90%, respectively for the years ended June 30, 2004, 2003, 2002 and 2001.
(c)<F10> If the Fund had paid all of its expenses, the ratios would have been (3.85%), (5.74%), (3.56%) and (3.97%), respectively for the years ended June 30, 2004, 2003, 2002 and 2001.

  The accompanying notes to financial statements are an integral part of these statements.

                             GOLDEN GATE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                 June 30, 2004

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

     The following is a summary of significant accounting policies of the Golden Gate Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on April 25, 2000. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates market value. For financial reporting purposes, investment transactions are recorded on trade date.

     (b) Net realized gains and losses on the sale of securities are computed on the identified cost basis.

     (c) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (d) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

     The Fund has a management agreement with Collins & Company, LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% of the daily net assets of the Fund.

     The Adviser has reimbursed the Fund for expenses over 1.95% of the daily net assets of the Fund. These reimbursements amounted to $78,769 for the year ended June 30, 2004.

     The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI") with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000 and 0.1% of the daily net assets of the Fund in excess of $30,000,000, subject to a fiscal year minimum of twenty thousand dollars.

     The Fund has entered into a Service and Distribution Plan (the "Plan"), pursuant to 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

     In the normal course of business the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  DISTRIBUTIONS TO SHAREHOLDERS --

     Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(4)  INVESTMENT TRANSACTIONS --

     For the year ended June 30, 2004, purchases and proceeds of sales of investment securities (excluding short-term investments) were $2,126,360 and $2,173,621, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

     As of June 30, 2004, liabilities of the Fund included the following:

     Payable to Adviser for management fees and prepaid expenses       $10,375
     Due to custodian                                                    3,284
     Payable to FMI for administrative fees                              1,667
     Other liabilities                                                     419

(6)  SOURCES OF NET ASSETS --

     As of June 30, 2004, the sources of net assets were as follows:

     Fund shares issued and outstanding                             $3,049,763
     Net unrealized appreciation on investments                        142,678
     Accumulated net realized loss on investments                     (481,396)
                                                                    ----------
                                                                    $2,711,045
                                                                    ----------
                                                                    ----------

(7)  INCOME TAX INFORMATION --

     The following information for the Fund is presented on an income tax basis as of June 30, 2004:

                        GROSS           GROSS        NET UNREALIZED    DISTRIBUTABLE    DISTRIBUTABLE
       COST OF       UNREALIZED      UNREALIZED       APPRECIATION       ORDINARY         LONG-TERM
     INVESTMENTS    APPRECIATION    DEPRECIATION     ON INVESTMENTS       INCOME        CAPITAL GAINS
     -----------    ------------    ------------     --------------    -------------    -------------
      $2,578,933      $366,715        $231,645          $135,070           $  --            $  --

     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the years ended June 30, 2004 and 2003, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, (expiring in 2011) as of June 30, 2004, and tax basis post-October losses as of June 30, 2004, which are not recognized for tax purposes until the first day of the following fiscal year are:

                             JUNE 30, 2004                                     JUNE 30, 2003
     -------------------------------------------------------------     ------------------------------
       ORDINARY       LONG-TERM      NET CAPITAL                         ORDINARY         LONG-TERM
        INCOME      CAPITAL GAINS       LOSS          POST-OCTOBER        INCOME        CAPITAL GAINS
    DISTRIBUTIONS   DISTRIBUTIONS    CARRYOVERS          LOSSES        DISTRIBUTION      DISTRIBUTION
    -------------   -------------    -----------      ------------     ------------      ------------
         $ --           $ --          $473,788           $  --             $ --              $ --

     The Fund utilized $102,248 of post-October losses from the prior year to decrease current year net capital gains.

     The Fund also utilized $259,833 of its capital loss carryovers during the year ended June 30, 2004.

     Since there were no ordinary distributions paid for the year ended June 30, 2004, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

(PRICEWATERHOUSECOOPERS LOGO)

100 East Wisconsin Avenue             Telephone 414 212 1600
Suite 1500
Milwaukee, WI  53202

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Golden Gate Fund, Inc.

  In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Golden Gate Fund, Inc. (the "Fund"), at June 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

August 6, 2004

                             GOLDEN GATE FUND, INC.
                             DIRECTORS AND OFFICERS
                                  (UNAUDITED)

                                                                                                       # of         Other
                                                Term of                                                Funds in     Directorships
                                Position(s)     Office and                                             Complex      held by
                                Held with       Length of         Principal Occupation(s)              Overseen     Director
Name, Age and Address           the Fund        Time Served       During Past Five Years               by Director  or Officer
---------------------           -----------     -----------       -----------------------              -----------  -------------
"DISINTERESTED PERSONS" OF THE FUND

Thomas M. Comparet, 70          Director        Indefinite Term   Mr. Comparet has been                     1       None
962 Hilgard, #203                               since June 2000   self-employed as an
Los Angeles, CA 90024                                             Attorney at Law since 1994.

David C. Cuneo, 45              Director        Indefinite Term   Mr. Cuneo has been employed by            1       None
c/o Calegari & Morris                           since June 2000   Calegari & Morris, an accounting
354 Pine Street                                                   firm, since July of 1994 as an
3rd Floor                                                         accountant. Mr. Cuneo is also a
San Francisco, CA 94104                                           shareholder and the Vice President
                                                                  of Calegari & Morris.

Judd C. Iversen, 59             Director        Indefinite Term   Since February of 1995,                   1       None
c/o University of San Francisco                 since June 2000   Mr. Iversen has been employed
2130 Fulton Street                                                as a Program Director and
San Francisco, CA 94117                                           Administrator at the University
                                                                  of San Francisco.  Also, since
                                                                  1971, Mr. Iversen has been an
                                                                  Attorney at Law and Professor.

Melinda Van der Reis, 35        Director        Indefinite Term   Ms. Van der Reis is Manager of            1       None
c/o Townsend and Townsend                       since June 2000   Recruitment and Professional
  and Crew LLP                                                    Development at Townsend and
Two Embarcadero Center                                            Townsend and Crew LLP since
8th Floor                                                         August 2000.  Prior to that time,
San Francisco, CA 94111                                           Ms. Van der Reis had been employed
                                                                  by Kelly Law Registry as a Recruiting
                                                                  Director since October 1997.

"INTERESTED PERSONS" OF THE FUND*<F11>

Johanna L. Longfellow, 68       Director        Indefinite Term   Ms. Longfellow has been                   1       None
c/o Collins & Company, LLC                      since June 2000   employed by Collins & Company,
100 Larkspur Landing Circle     Treasurer       One Year Term     LLC, the Adviser, since November
Suite 102                                       since June 2000   of 1975.  Ms. Longfellow
Larkspur, CA 94939                                                currently serves as the Office
                                                                  Manager and Executive Secretary
                                                                  of Collins & Company, LLC.

Bruce J. Raabe, 38              Director        Indefinite Term   Mr. Raabe has been employed by            1       None
c/o Collins & Company, LLC                      since June 2000   Collins & Company, LLC, the
100 Larkspur Landing Circle     President       One Year Term     Adviser, since January of 1992, and
Suite 102                                       since June 2000   is a Member of Collins & Company,
Larkspur, CA 94939                                                LLC.  Mr. Raabe currently serves as
                                                                  a Senior Portfolio Manager,
                                                                  Compliance Officer and Chief
                                                                  Investment Officer of Collins &
                                                                  Company, LLC.

John T. Burke, 33               Secretary       One Year Term     Mr. Burke has been employed               N/A     None
c/o Collins & Company, LLC                      Since September   by Collins & Company, LLC
100 Larkspur Landing Circle                     2000              since September of 2000.  He
Suite 102                                                         currently serves as a Portfolio
Larkspur, CA 94939                                                Assistant. Prior to September of
                                                                  2000, Mr. Burke was an employee
                                                                  of Wheelworks Bicycle Corp.

Justin D. Burt, 29              Vice-President  One Year Term     Mr. Burt has been employed                N/A     None
c/o Collins & Company, LLC                      Since June 2000   by Collins & Company, LLC
100 Larkspur Landing Circle                                       since March of 1999 as a
Suite 102                                                         Portfolio Assistant.  From
Larkspur, CA 94939                                                October 1997 to March 1999
                                                                  Mr. Burt was employed by
                                                                  Fidelity Investments as an
                                                                  Investment Specialist.

Camille F. Wildes, 51           Vice-President  One Year Term     Ms. Wildes is a Vice-President            N/A     None
c/o Fiduciary Management, Inc.                  Since June 2000   of Fiduciary Management,Inc.,
100 East Wisconsin Avenue                                         the Fund's administrator and has
Milwaukee, WI  53202                                              been employed by such Company
                                                                  in various capacities since December
                                                                  1982.

*<F11> Ms. Longfellow and Messrs. Raabe, Burke & Burt are "interested persons" of the Fund because they are officers of the Fund and the Adviser. Ms. Wildes is an "interested person" of the Fund because she is an officer of the Fund and Fiduciary Management, Inc., the Fund's administrator.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (877) 785-5443 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov. After August 31, 2004 information on how the Fund voted proxies relating to portfolio securities during the twelve month period ending June 30, 2004 will be available at the Fund's website at http://www.GoldenGateFund.com or the website of the Securities and Exchange Commission.

    U.S. BANCORP FUND SERVICES, LLC            PRICEWATERHOUSECOOPERS LLP
           Transfer Agent and                    Independent Registered
       Dividend Disbursing Agent                 Public Accounting Firm

            U.S. BANK, N.A.                         FOLEY & LARDNER
               Custodian                             Legal Counsel

                             COLLINS & COMPANY, LLC
                               Investment Adviser

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

This material is appropriate for use by prospective investors only when accompanied or preceded by the Fund's current prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The value of securities will fluctuate so that when redeemed, shares may be worth more or less than their original cost.

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 11 (a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Registrant's Board of Directors has determined that Mr. David Cuneo, a member of its audit committee, is an audit committee financial expert. Mr. Cuneo is "independent" as such term is defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$8,975 (FY 2004) and $8,550 (FY 2003) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)    Tax Fees

$3,050 (FY 2004) and $2,900 (FY 2003) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)    All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)    Not applicable.

(g)    See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
---------------------------------

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

None.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The disclosure controls and procedures of the Golden Gate Fund, Inc. are periodically evaluated. As of August 10, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Golden Gate Fund, Inc. are periodically evaluated. Since, August 10, 2004, the date of the last evaluation, there have been no significant changes in Golden Gate Fund's internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 11. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Golden Gate Fund, Inc.
     ----------------------
     Registrant

     By  /s/ Bruce J. Raabe
         -------------------------------------------
         Bruce J. Raabe, Principal Executive Officer

     Date     9-1-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Golden Gate Fund, Inc.
     ----------------------
     Registrant

     By   /s/ Bruce J. Raabe
          -------------------------------------------
          Bruce J. Raabe, Principal Financial Officer

     Date     9-1-04
           ----------------------------------